EXHIBIT 10.1

REPORT OF INDEPENDENT AUDITORS



To the Shareholders of CeNeS Pharmaceuticals plc:

      We have audited the accompanying consolidated balance sheets of CeNeS Pharmaceuticals plc (a Company incorporated in Scotland) as of December 31, 2000 and 2001, and the related consolidated statements of operations and comprehensive losses, statements of changes in shareholders' equity and cash flows for the year ended August 31, 1999, and the four months ended December 31, 1999 and the years ended December 31, 2000 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. As explained in note 2, the financial statements have not been prepared for the purposes of Section 226 of the Companies Act 1985.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CeNeS Pharmaceuticals plc as of December 31, 2000 and 2001, and the results of its operations and its cash flows for the year ended August 31, 1999, the four months ended December 31, 1999 and the years ended December 31, 2000 and 2001 in conformity with accounting principles generally accepted in the United States.




/s/ Arthur Andersen



Arthur Andersen
Cambridge, England

Date:  July 10, 2002



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